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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                January 26, 2004


                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                      1-11656                   42-1283895
   ---------------               ----------------           ----------------
   (State or other                 (Commission              (I.R.S. Employer
   jurisdiction of                 File Number)              Identification
    incorporation)                                               Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a), (b)  Not applicable.

(c)  Exhibits

         The following exhibit is furnished pursuant to Item 9 and Item 12.

         99.1     Press Release dated January 26, 2004

ITEM 9.           REGULATION FD DISCLOSURE

On January 26, 2004, General Growth Properties, Inc. issued a press release describing its results of operations for its fourth quarter ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 26, 2004, General Growth Properties, Inc. issued a press release describing its results of operations for its fourth quarter ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENERAL GROWTH PROPERTIES, INC.


                                                By: /s/ Bernard Freibaum
                                                    ---------------------------
                                                    Bernard Freibaum
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  January 26, 2004


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                                  EXHIBIT INDEX

EXHIBIT          NAME
NUMBER

99.1             Press Release dated January 26, 2004.